1 Vroom Investor Day Our Long-Term Roadmap and Financial Goals May 2022

2 safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the expected timeline, our execution of and the expected benefits from our business realignment plan and cost-saving initiatives, our expectations regarding our business strategy and plans, including our ability to integrate and develop United Auto Credit Corporation into a captive finance operation, as well as our ability to scale our business, address operational challenges, expand reconditioning capacity, invest in logistics and improve our end-to-end customer experience, and statements regarding our future results of operations and financial position, including our ability to improve our unit economics, lower our operating expenses and our financial outlook including with respect to our liquidity, our profitability, changes to our leadership team, and our cash balances, for the fiscal year 2022, mid-term, and long-term. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our Quarterly report on Form 10-Q for the quarter ended March 31, 2022, each of which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Financial Presentation and Use of Non-GAAP Financial Measures Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

3 Today’s Speakers Tom Shortt CEO, Vroom Bob Krakowiak CFO, Vroom Ravi Gandhi Co-President & CFO, United Auto Credit Corp. Rachel Mahoney CMO, Vroom

4 agenda welcome & forward guidance Liam Harrington | VP & FP&A Investor Relations our vision Tom Shortt | CEO introducing uacc Ravi Gandhi | Co-President & CFO UACC 2022 Bob Krakowiak | CFO key unit economic drivers build a well-oiled machine Tom Shortt | CEO & Ravi Gandhi | Co-President & CFO UACC break 5 minutes build a well-oiled machine Tom Shortt | CEO & Rachel Mahoney | CMO our long-term roadmap Tom Shortt | CEO break 5 minutes q&a Tom Shortt | CEO & Bob Krakowiak | CFO & Rachel Mahoney | CMO & Ravi Gandhi | Co-President & CFO UACC closing statement Liam Harrington | VP & FP&A Investor Relations & Tom Shortt | CEO

5 vroom our vision Build the world’s premier platform to research, discover, buy and sell vehicles

6 market overview There is a significant market opportunity largest consumer product category Used Auto Grocery New Auto Home Improve-ment Personal Care Apparel Furniture $841B $686B $636B $385B $359B $267B $118B highly fragmented market <1% Vroom <2% CarMax <8% Other Top 100 Dealers 40% Remaining Dealers 50% Peer to Peer 16% ecommerce penetration still early Total Retail 0.9% Used Auto Source: Edmunds, US Census, Automotive News, Digital360. Data as of 2019, 2019, and 2020 respectively. massive market with low ecommerce penetration

7 our brand We’ve built a national brand Vroom Aided Brand Awareness(1) 15% 2019 20% 2020 33% 2021 39% Q1 2022 1. Aided brand awareness is based on the following survey question: “Including any of the companies you may have already mentioned, which of the companies that buy or sell used cars have you heard of. Select all that apply.” 39% aided brand awareness

8 where we’ve been We’ve been focused on driving growth ecommerce units 10,006 18,945 34,488 74,698 +89% +82% +117% yoy FY 2018 FY 2019 FY 2020 FY 2021 ecommerce revenues $ in millions $301 $588 $915 $2,442 +95% +56% +167% yoy FY 2018 FY 2019 FY 2020 FY 2021 ecommerce gross profit per unit (gppu) $2,242 $1,696 $1,765 $2,206 -24% +4% +25% yoy FY 2018 FY 2019 FY 2020 FY 2021 adjusted ebitda margin(1) FY 2018 FY 2019 FY 2020 FY 2021 (8.5%) (10.7%) (12.6%) (10.7%) 1. Adjusted EBITDA margin is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix we’ve prioritized growth over unit economics

9 we are choosing to slow down We aim to improve the customer experience while we live within our means, prioritize profitability and liquidity, and drive unit economics 3 key objectives 1 Prioritize unit economics over growth 2 Significantly reduce operating expenses 3 Maximize liquidity 4 focused strategic initiatives Build a well-oiled transaction machine Build a well-oiled metal machine Build a regional operating model Build a captive finance offering 4 strategic initiatives expected to build a profitable business model

10 where we are going We have proven we can grow, we will now focus on building a well-oiled machine and then resume growth proven growth Ecommerce Units 10,006 18,945 34,488 74,698 FY 2018 FY 2019 FY 2020 FY 2021 building a well oiled machine (focused on unit economics) Regional Operating Model Well-Oiled Transaction Machine Well-Oiled Metal Machine Captive Financing resume growth(1) FY 2022 Mid-Term Long-Term (1) Illustrative. goal: build a well-oiled machine

11 key unit economic drivers 4 strategic initiatives designed to drive unit economic improvements across the P&L financial lever initiative goal EBITDA Grow UACC third-party dealer business Grow EBITDA Product GPPU Originate and securitize Vroom loans through UACC Improve product finance margin Grow consumer value added products Improve product margin Vehicle GPPU Optimize pricing through predictive data and regionalization Improve vehicle margin Optimize assortment Improve vehicle, product & finance margin GPPU & SG&A - Logistics Balance Sheet – Inventory Synchronize end-to-end supply chain to increase velocity and optimize flow Reduce miles and cost per mile Improve inventory turns SG&A - Sales Optimize sales channels by selective insourcing and digitization SG&A - T&R Streamline and digitize title and registration process Reduce transaction cost per unit SG&A - Marketing Improve marketing effectiveness Reduce marketing cost per unit SG&A - Fixed Grow fixed cost slower than revenue Reduce fixed cost per unit 4 strategic initiatives designed to build a profitable business model

12 vroom introducing uacc

13 introducing uacc Vision, knowledge, and experience to execute Jim Vagim Ravi Gandhi CEO & Co-President Co-President & CFO United Auto Credit ® 25+ years average industry experience ~14 years average management tenure 500+ active FTE 4.4 Google rating (2,000+ reviews) growing uacc’s third-party dealer business is key to our strategy

14 uacc's well-oiled machine UACC has a strong business model robust management 10+ years of capital markets experience 8,500+ third-party dealers 100+ nationally based area managers scalable economics $500mm in loan origination $2.8bn of securitized collateral generates profit and liquidity $65-$75mm expected EBITDA in 2022(1) Goal to grow EBITDA at 7% CAGR in the future why it works Cycle-tested Management Team Extensive Financial Tech Platform Consumer-First Servicing Culture Successful Capital Markets Experience1. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2022 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. uacc's third-party dealer business is a well-oiled machine

15 uacc's track record UACC has a track record of strong financial performance pre-tax net income $ in millions 6.6 13.6 16.3 50.9 2018 2019 2020 2021 ebitda(1) $ in millions 12.0 20.0 23.8 56.2 2018 2019 2020 2021 pre-tax roe(2) 12.8% 21.9% 21.7% 44.8% 2018 2019 2020 2021 YoY serviced portfolio Serviced portfolio at year-end ($ in millions) 481 584 552 636 2018 2019 2020 2021 1. EBITDA is a non-GAAP measure. For a definition of EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix. 2. Pre-tax ROE is a non-GAAP measure. For a definition of pre-tax ROE and a reconciliation to the most comparable GAAP measure, please see the appendix. vacc’s third-party dealer business is a well-oiled machine

16 uacc liquidity(1) Driving strong liquidity and cash flow available liquidity(1) Millions 30 32 43 77 120 2018 2019 2020 2021 March 2022 warehouse availability prior to securitization Millions 400 350 300 250 200 150 100 50 0 250 250 250 250 300 350 350 UACST 2017-1 UACST 2018-1 UACST 2018-2 UACST 2019-1 UACST 2020-1 UACST 2021-1 UACST 2022-1 Borrowed Available Total Extensive cash-flow & liquidity generation while maintaining flexibility L/T committed bi-lateral warehouse facilities to ensure funding stability Ability to deploy securitizations as well as flow sales to maintain capital flexibility 1. Liquidity is defined as cash availability if all eligible receivables are pledged to warehouse lines. Available liquidity is a non-GAAP measure. For a definition of available liquidity and a reconciliation to the most comparable GAAP measure, please see the appendix. uacc has liquidity to support growth

17 uacc operations The combination of Vroom and UACC creates value for dealers and customers Customers 4.4-star Google rated Customer Service With proprietary data, offer customers future opportunities to build credit Third-party UACC Dealers Access to sell wholesale purchased inventory Sell aged inventory utilizing Vroom technology Access to broader spectrum lending UACC Increase scale Improve credit performance Leverage proprietary customer data Vroom Captive volume increases Additional channel to sell wholesale inventory Improved customer service satisfaction Improved dealer penetration Higher profitability Higher sales uacc’s third-party dealer business is a well-oiled machine

18 vroom 2022 1Q 2022 Recap

19 where we were at the end of 1q 2022 Beat 1Q 2022 guidance for all four key performance metrics 1q 2022 actual results (incl. uacc) Total Revenues $924 million Ecommerce Units 19,473 Ecommerce GPPU $1,763 Adjusted EBITDA (1) ($107) million Net loss (2) ($310 million) 1q 2022 adjusted ebitda (ex. uacc) ($ in millions) $(107) $(30) $(137) 1Q 2022 Adjusted EBITDA Remove: UACC Financing Impact 1Q 2022 Adjusted EBITDA (ex. UACC) 1q 2022 included $30 million uacc securitization gain; gain solely related to legacy uacc business (pre-vroom originations) 1. Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix. 2. Guidance not provided for net loss. Includes a $202 million non-cash impairment charge. realignment plan, operational improvements and uacc improve run rate

20 2q-4q adjusted ebitda quarterly run rate(1)(2) Improved run-rate expected vs. 1Q, Implied run-rate of ($80) to ($67) ($ in millions) implied quarterly adjusted ebitda run-rate $(350) $(107) $(22) $(221) FY 2022E Adjusted EBITDA Guidance (Midpoint)(1) Exclude: 1Q 2022 Adjusted EBITDA(2) Exclude: Non-Recurring CX and Ops Costs (3) 2Q-4Q 2022E Adjusted EBITDA (ex. Non-Recurring)(1) Adj. EBITDA 2Q-4Q 2022E (ex. non-recurring) ($241)-($201) Divide by 3 ÷ 3 Implied quarterly run-rate ($80)-($67) (ex. non-recurring) Memo: 1Q 2022 Actual ($107)1. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2022 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. 2. Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix. 3. Reflects midpoint of previously outlined $17-$27 million of non-recurring costs to address operational and customer experience issues. implied 2q-4q run-rate of $(80) to $(67)

21 net working capital as of 3/31/2022 net working capital 3/31/22 Cash and cash equivalents $600.7 Restricted cash 196.8 AR 103.9 Inventory 741.4 Finance receivables 132.6 All other current assets 84.1 Current assets $1,859.4 AP $52.2 Accrued expenses 139.2 Floorplan 569.9 Securitization 138.9 All other current liabilities 117.1 Current liabilities $1,017.3 Net working capital $842.1 Note: $ in millions projected net working capital expected to benefit from lower volume realized later this year

22 forecasted year-end liquidity Forecasting ~$500 million in liquidity at year end (1) (2) ($ in millions) $601 ($268)-($218) ($45)-($35) $10-$15 ~$10 $125-$150 $17-$42 $450-$565 3/31/22 Liquidity 2Q-4Q Adjusted EBITDA(2) Capex Stock-based Comp UACC Financing Expected Restricted Cash Release All Other 12/31/22E Liquidity liquidity sources $450-$565m in cash expected at 12/31/2022e Provides flexibility in near term and ability to drive future growth $700m floorplan until march 2023 Potential to upsize and extend term to support future growth other sources of liquidity Working capital efficiencies Future ABS and forward-flow transactions Ability to add modest leverage to UACC’s balance sheet 1. Represents unrestricted cash and cash equivalents at midpoint of guidance. Excludes restricted cash and floorplan availability. 2. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2022 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. forecasting year-end liquidity in the range of $450m-$565m

23 vroom key unit economic drivers

24 per unit economics a subset of our historical financials in dollars and on a per unit basis fy 2021 and q1 2022 financials dollars fy 2021 q 2022 per unit fy 2021 q1 2022 Ecommerce vehicle gross profit $82,745 $11,581 $1,108 $595 Ecommerce product gross profit 82,001 22,739 1,098 1,168 Total ecommerce gross profit $164,746 $34,320 $2,206 $1,763 SG&A (1) (547,823) (182,341) (7,334) (9,364) All other 42,832 11,005 573 565 Adjusted EBITDA ex. UACC securitization (2) ($340,245) ($137,016) ($4,555) ($7,036) UACC securitization - 29,617 - 1,521 Adjusted EBITDA (2) ($340,245) ($107,399) ($4,555) ($5,515) Goodwill impairment charge - (201,703) - (10,358) Other adjustments (5,090) (11,274) (68) (579) Total EBITDA (2) ($345,335) ($320,376) ($4,623) ($16,452) Note: $ in thousands excluding per unit data 1. 1Q 2022 SG&A of $188 million adjusted for transaction costs of $6 million. 2. EBITDA and Adjusted EBITDA are non-GAAP measures. For a definition of EBITDA and Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix. q1 2022 per unit is the starting point

25 key unit economic drivers 4 strategic initiatives designed to drive unit economic improvements across the P&L EBITDA Grow UACC third-party dealer business Grow EBITDA Product GPPU Originate and securitize Vroom loans through UACC Improve product finance margin Grow consumer value added products Improve product margin Vehicle GPPU Optimize pricing through predictive data and regionalization Improve vehicle margin Optimize assortment Improve vehicle, product & finance margin GPPU & SG&A - Logistics Balance Sheet - Inventory Synchronize end-to-end supply chain to increase velocity and optimize flow Reduce miles and cost per mile Improve inventory turns SG&A - Sales Optimize sales channels by selective insourcing and digitization SG&A - T&R Streamline and digitize title and registration process Reduce transaction cost per unit SG&A - Marketing Improve marketing effectiveness Reduce marketing cost per unit SG&A - Fixed Grow fixed cost slower than revenue Reduce fixed cost per unit 4 strategic initiatives designed to build a profitable business model

26 vroom build a well-oiled metal machine Ecommerce GPPU

carstory data and data science

Vroom's pricing algorithms are developed using 15+ years of CarStory data data assets

CarStory brought to Vroom 15+ years of for-sale data:

- 230M+ VINs
- 2.8B photos
- 130M window stickers
- 1.7B listing IDs

data science models

Data science models for:

- Retail pricing
- Deposit probability
- Acquisition pricing
- Appraisal acceptance probability

optimized pricing

Predictive pricing for:

- Market
- Buying
- Selling
- VIN-level features

27

significant data assets drive price optimization models

28 Price optimization Opportunity to optimize pricing to improve vehicle GPPU while driving turns specific year, model, make example vehicle gppu and sale probability vs time Vehicle GPPU $ 4,800 4,300 3,800 3,300 2,800 2,300 1,800 1,300 800 Time Probability Vehicle Still Listed 0.0 0.2 0.4 0.6 0.8 1.0 list price and sale probability vs time Vehicle List Price $ 24,000 23,000 22,000 21,000 20,000 19,000 18,000 Time Probability Vehicle Still Listed 0.0 0.2 0.4 0.6 0.8 1.0 List Price $19,000 $20,000 $20,500 $22,000 $23,000 Cost $18,580 $18,580 $18,580 $18,580 $18,580 Vehicle GPPU $420 $1,420 $1,920 $3,420 $4,420 Time to Sale Fastest Shorter Medium Optimal Longest goal: improve vehicle gppu through pricing optimization

29 assortment optimization Opportunity to optimize assortment to improve vehicle GPPU while driving turns another specific year, model, make example vehicle gppu and sale probability vs time Vehicle GPPU $ 2,100 1,900 $ 1,700 1,500 1,300 1,100 900 Time 0.0 0.2 0.4 0.6 0.8 1.0 Probability Vehicle Still Listed list price and sale probability vs time Vehicle List Price $ 37,000 36,000 $ 35,000 34,000 33,000 32,000 31,000 30,000 29,000 Time 0.0 0.2 0.4 0.6 0.8 1.0 Probability Vehicle Still Listed List Price $27,000 $29,000 $31,000 $33,000 $35,000 Cost $31,300 $31,300 $31,300 $31,300 $31,300 Vehicle GPPU ($4,300) ($2,300) ($300) $1,700 $3,700 Time to Sale Fastest Shorter Medium Optimal Longest goal: improve vehicle gppu through assortment optimization

30 assortment optimization Product GPPU varies by vehicle and is an input into assortment and pricing algorithms example: vehicles sold at $29,999 list price Product GPPU 1 2 3 4 5 6 7 8 9 10 11 11 Vehicles - specific year, make, model Illustrative. goal: improve overall gppu through assortment optimization

31 regional vs. national pricing Pricing standard deviation >$500 across top 60 DMAs a specific year, make, model example $36,000 $34,000 $32,000 $30,000 $28,000 $26,000 $24,000 Florida Virginia California Texas National Price Acquisiton Price Retail Price National Retail Price National Acquisition Price In high-priced markets Cannot acquire unit at target margin Limits ability to source regionally In low-priced markets Overpay for acquisition Retail price is too high to sell locally Vehicle is shipped out of market to sell Illustrative. goal: improve vehicle gppu through price optimization

32 assortment optimization Sales margins vary by vehicle price points(1) Sales Margin Low Mid High Selling Price Illustrative. 1. Sales margin is defined as sales price less acquisition price. goal: improve vehicle gppu through assortment optimization

33 key unit economic drivers Ecommerce vehicle GPPU improvement goals p&1 item improvement goals levers mid-term long-term Ecommerce vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU Total GPPU Improvement Goal $1,100 $1,200 - $1,300 Logistics Selling, titling & registration Marketing Fixed Total SG&A Reduction Goal all metrics denominated in ecommerce units goal: up to $1,300 vehicle gppu improvement

34 vroom build our captive finance offering Product GPPU

35 financing channels We are moving from indirect to captive lending and intend to utilize forward flow and securitization transactions for financing flexibility 2018-2021: indirect Partial control Semi-customized Vroom Prime Partner Near-Prime Partner Sub-Prime Partner Consumer 2022: vroom financial services Full control & flexible Superior economics Full credit spectrum consumer vroom united auto credit Securitization Partners Warehouse Partners Flow Sale Partners service the entire credit spectrum

36 value added products We have opportunity to increase our attach rate of existing products and add additional value-added products $538 2021 $595 Q1 2022 ~$780 Mid-Term ~$950 Long-Term Optimize attach rates and profit on current product portfolio Warranty GAP Everyday bundle Expand portfolio with new products Maintenance Insurance Previous Period Runrate Plus Increase Attachment Rates Plus: New Product goal: improve attached rates and offer additional products to drive product gppu

37 key unit economic drivers Product GPPU improvements goals p&1 item improvement goals levers mid-term long-term Ecommerce Vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU $700 $1,200 - $1,300 UACC, new value-added products and increase attach rates Total GPPU Improvement Goal $1,800 $2,400 - $2,600 Logistics Selling, titling & registration Marketing Fixed Total SG&A Reduction Goal all metrics denominated in ecommerce units goal: up to $1,300 product gppu improvement

38 vroom build a well-oiled metal machine SG&A and Logistics

39 supply chain optimization Our current supply chain is slow and high cost vroom supply chain – past/current Customer National sourced National assortment Primarily Third Party Carrier 5-15 days High cost Volatile service VRC Regional capacity imbalance ~10-25 days Third Party Carrier / Vroom Fleet 5-15 days High cost Volatile service Customer Supply Chain: 20-55 days goal: reduce sg&a - logistics

40 supply chain optimization We expect our future supply chain to be fast and lower cost vroom supply chain – past/current Customer National sourced National assortment Primarily Third Party Carrier 5-15 days High cost Volatile service VRC Regional capacity imbalance ~10-25 days Third Party Carrier / Vroom Fleet 5-15 days High cost Volatile service Customer Supply Chain: 20-55 days vroom supply chain – future vision Customer Locally sourced Regional assortment First Mile Pickup <= 2 days Hub Build density Connected to closest VRC Vroom Logistics Linehaul Truckload (9 units) Scheduled runs Predictable service Lowest rate VRC Capacity/throughput Balance inbound and outbound ~5-10 days Vroom Logistics Linehaul Truckload (9 units) Scheduled runs Predictable service Lowest rate Hub Scheduled appointments Connected to VRCs / backhaul Last Mile Delivery <= 2 days Customer Supply Chain: 14-18 days goal: optimize our end-to-end supply chain by increasing speed & lowering cost

41 logistics cost example We sell vehicles nationally Portland Orlando example segment miles cost $ carrier Customer to VRC 81 $283 Vroom VRC to Hub 3,000 $2,035 3P Hub to Customer 115 $300 Vroom Total 3,196 $2,618 Note: mileage shown from Customer to VRC and Hub to Customer are one way; Vroom cost based on round-trip mileage. goal: decrease mix of national sales

42 logistics network We sell vehicles up and down the coasts Brielle Summerfield example segment miles cost $ carrier Customer to VRC 148 $301 3P VRC to Hub 980 $1,041 3P Hub to Customer 52 $195 Vroom Total 1,180 $1,537 Note: mileage shown from Customer to VRC and Hub to Customer are one way; Vroom cost based on round-trip mileage. goal: decrease mix of coastal sales

43 logistics cost example We sell vehicles regionally Auburn Titusville example segment miles cost $ carrier Customer to VRC 67 $150 3P VRC to Hub 446 $191 Vroom Hub to Customer 44 $132 Vroom Total 557 $473 Note: mileage shown from Customer to VRC and Hub to Customer are one way; Vroom cost based on round-trip mileage. goal: increase mix of regional sales

44 logistics example We sell vehicles locally Redlands San Diego example segment miles cost $ carrier Customer to VRC 45 $115 3P VRC to Hub 66 $191 3P Hub to Customer 17 $85 Vroom Total 127 $391 Note: mileage shown from Customer to VRC and Hub to Customer are one way; Vroom cost based on round-trip mileage. goal: increase mix of local sales

45 mix of logistics cost examples Driving mix towards regional and local deliveries improves unit economics scenario national coastal regional local weighted average % of Total 15% 30% 30% 25% 1,113 (Current) % of Total 5% 10% 20% 65% 588 (Long-Term) Change (10)% (20)% (10)% 40% (47)% Note: end to end mileage per vehicle. National Coastal Regional Local goal: reduce miles per unit and cost per mile

46 variable shipping fee Recently implemented variable shipping fee based on distance to offset logistics costs search results detail page views Coastal Search Page 8 - $999 National Search Page 12 - $2,999 providing customers choice while driving unit economics

47 variable shipping fee Variable shipping fee reduces mileage and improves GPPU while providing customers choice estimated cost to deliver (indexed to 1/1/22) estimated customer delivery fee (indexed to 1/1/22) Index 125 100 75 50 25 Week 0 2 4 6 8 10 12 14 16 18 Index 200 150 100 50 Week 0 2 4 6 8 10 12 14 16 18 lower miles and reduced logistics costs drive improved unit economics

48 vroom linehaul Vroom linehauls drive unit economics linehaul mileage vehicles per truckload (tl) 4 8 9 sample 3rd party (per unit) ~savings vs 3rd party (@ 8 per tl) 200 $150 $75 $67 $336 78% 400 $300 $150 $133 $472 68% 600 $450 $225 $200 $608 63% 800 $600 $300 $267 $744 60% 1,000 $750 $375 $333 $880 57% 1,200 $900 $450 $400 $1,016 56% 1,400 $1,050 $525 $467 $1,152 54% 1,600 $1,200 $600 $533 $1,288 53% 1,800 $1,350 $675 $600 $1,424 53% 2,000 $1,500 $750 $667 $1,560 52% vroom logistics 9-car hauler enables lower cost per unit goal: 52% to 78% cost reduction with 88% full linehaul trucks

49 vroom fleet Example Auburn Titusville segment miles cost $ 3p linehaul $ savings Customer to VRC 67 $150 $150 0% VRC to Hub 446 $191 $695 72% Hub to Customer 44 $132 $132 0% Total 557 $473 $977 52% Vehicle Flow Path Purchased in Auburn, GA Reconditioned in Atlanta Transported via Vroom Logistics to Orlando Hub (7 cars) Delivered in Titusville, FL by Vroom Orlando (last mile) Hub goal: vroom fleet drives unit economics

50 regional operating model pilot Building a regional operating model dramatically improves the customer experience pilot results (1) percentage of pilot customers 20 Delivered Same Day 59 Delivered Within 1 Business Day 90 Delivered Within 2 Business Days 96 Delivered Within Target (2) 1. Represents a small pilot in a limited geography. 2. Target is defined as 2 day delivery or greater if requested by customer. pilot delivers 96% predictability – delivering 59% in 1 day and 20% same day

51 markdowns Building a well-oiled metal machine is expected to improve the speed of the supply chain and reduce markdowns current Days of Supply Body Type A B C D E F goal Days of Supply Body Type A B C D E F Average markdown Both graphs on this page are for illustrative purposes only. goal: drive unit economics through inventory velocity

52 logistics network Hubs positioned close to population distance % continental us population covered 25 miles 24% 50 miles 46% 75 miles 56% 100 miles 65% 200 miles 90% Vroom Hub As of May 2022. 90% of the population within 200 miles

53 key unit economic drivers SG&A – Logistics improvement goals p&1 item improvement goals levers mid-term long-term Ecommerce Vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU $700 $1,200 - $1,300 UACC, new value-added products and increase attach rates Total GPPU Improvement Goal $1,800 $2,400 - $2,600 Logistics $800 $1,000 - $1,300 Reduce miles & cost-per-mile, improve inventory turns Selling, titling & registration Marketing Fixed Total SG&A Reduction Goal $800 $1,000 - $1,300 All metrics denominated in ecommerce units goal: up to $1,300 sg&a – logistics unit improvement

54 vroom build a well-oiled machine SG&A - Selling, Titling & Registration

55 selling costs Optimize our sales channels Continue to partner with our onshore outsourcing channel Grow our nearshore outsourcing channel Expand our internal sales channel goal: 15% - 35% improvement in unit economics

56 grow digital transaction volume Vroom.com enhancements drive self-service -- driving unit economics salesperson vs digital 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 0.7% 2019 16.9% 2020 36.9% 2021 42.5% 2022 60.0% Mid-Term Goal 75.0% Long-Term Goal Digital Salesperson goal: grow digital transactions to improve unit economics

57 title & registration process Customer Selling Vehicle Customer Customer Pickup Vroom payoff Customer and / or Lienholder 70% bank-financed Title Vroom Vroom Processing Title Recorded and filed Customer Buying Vehicle Vroom.com Vroom Customer Contracts & payment Vehicle Delivery Lienholder Funding Title & Contract Docs Registration Vendor DMV Registration Customer Title Lienholder "high touch" and high cost unit economics

58 registration process Our current registration process is “high touch,” inefficient and high cost at our current scale TODAY Total Touches: 17 Physical Doc Vault Deal Complete Sent to Registration team Team received Not assigned Assigned Compile materials More materials compiled Add documents to deal package Docs complete Assign to clerk Title clerk review QA Review Send for registration "high touch" with high cost unit economics

59 registration process We’ve made short-term improvements and believe Mid-Term we can reduce touches by 40% and our goal in the long-term is to reduce touches by 80% TODAY Total Touches: 17 Physical Doc Vault Deal Complete Sent to Registration team Team received Not assigned Assigned Compile materials More materials compiled Add documents to deal package Docs complete Assign to clerk Title clerk review QA Review Send for registration Mid-Term Total Touches: 10 Goal: 41% improvement Physical Doc Vault Deal Complete Sent to Registration team Team received Not assigned Assigned Compile materials More materials compiled Docs complete Assign to clerk Title clerk review QA Review Send for registration. Digital Doc Vault Long-Term Total Touches: <=5 Goal: 82% improvement goal: drive customer experience improvements and unit economics

60 registration process We recently implemented our Digital Title Vault Vehicles Ready to List digital titles OCR Engine Generates coordinates and text extraction Extracted Sample Text "CERTIFICATE OF TITLE", "VEHICLE IDENTIFICATION NUMBER“ : “1C4BJWFG5FLxxxxxx” “MAKE” : “JEEP”, “YEAR” : “2015”, “MODEL” : “WRANGLER”, “BODY”: “UV”, ……… Pass QA YES digital vault Listed for-sale NO Manual review digital title vault designed to ensure all for-sale vehicles have quality-assured titles

61 key unit economic drivers SG&A - Selling, titling & registration improvement goals p&1 item improvement goals levers mid-term long-term Ecommerce Vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU $700 $1,200 - $1,300 UACC, new value-added products and increase attach rates Total GPPU Improvement Goal $1,800 $2,400 - $2,600 Logistics $800 $1,000 - $1,300 Reduce miles & cost-per-mile, improve inventory turns Selling, titling & registration $1,300 $1,500 - $1,700 Insource, digitize Marketing Fixed Total SG&A Reduction Goal $2,100 $2,500 - $3,000 All metrics denominated in ecommerce units goal: up to $1,700 sg&a selling, titling & registration per unit improvement

62 vroom sg&a - marketing

63 vroom.com traffic Build brand awareness, grow organic search traffic and optimize paid media campaigns to improve direct traffic aided brand awareness 2019 2020 2021 Q1 2022 Mid-term Long-term direct website traffic 2019 2020 2021 2022 Forecast Mid-term Long-term lead conversion to sale rate, fy 2021 3x All Other Sources Direct / Organic Sources goal: increase high-converting direct and organic traffic

64 lead conversion The integration of UACC and its subprime expertise enables opportunity to increase conversion fy 2021 credit application mix Prime Subprime fy 2021 sales mix Prime Subprime goal: increase subprime application conversion

65 vroom.com conversion Vroom.com’s top-of-funnel traffic allows for rapid A/B testing to increase digital conversion start purchase (control) vs get started (variant) is example of opportunity for rapid improvements +13% Clicks goal: drive conversion through site improvements

66 vroom.com conversion Our regional operating model enables faster delivery, supporting higher conversion regional operating model Auburn Titusville Faster delivery provides the opportunity to drive sales conversion 2-Day Vroom Delivery Represents a small pilot in a limited geography. goal: drive conversion by marketing faster delivery

67 customer relationship management (crm) Build robust CRM to drive incremental transactions with minimal additional spend data sources actionable targets Web analytics Lookalikes: browsers, high-value customers Leads & in-market Segmentation: funnel stages, location, propensity single customer view Third-party Loan status: recent auto loan expirations Customer database Repeat customers: length of ownership, referrals goal: leverage crm to drive conversion and unit economics

68 marketing efficiency Strengthen our brand and traffic, increase conversion, and leverage customer analytics to drive marketing effectiveness total marketing cost per unit 2021 1Q 2022 Mid-Term Long-Term goal: improve marketing unit economics

69 key unit economic drivers SG&A – Marketing improvement goals p&l item improvement goals levers mid-term long-term Ecommerce Vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU $700 $1,200 - $1,300 UACC, new value-added products and increase attach rates Total GPPU Improvement Goal $1,800 $2,400 - $2,600 Logistics $800 $1,000 - $1,300 Reduce miles & cost-per-mile, improve inventory turns Selling, titling & registration $1,300 $1,500 - $1,700 Insource, digitize Marketing $700 $800 - $1,100 Efficiency mix shift Fixed Total SG&A Reduction Goal $2,800 $3,300 - $4,100 All metrics denominated in Ecommerce Units goal: up to $1,100 sg&a marketing per unit improvement

70 vroom our long-term roadmap

71 key unit economic drivers 4 strategic initiatives designed to drive unit economic improvements across the P&L financial lever initiative expected financial result EBITDA Grow UACC third-party dealer business Grow EBITDA Product GPPU Originate and securitize Vroom loans through UACC Improve product finance margin Grow consumer value added products Improve product margin Vehicle GPPU Optimize pricing through predictive data and regionalization Improve vehicle margin Optimize assortment Improve vehicle, product & finance margin GPPU & SG&A - Logistics Balance Sheet - Inventory Synchronize end-to-end supply chain to increase velocity and optimize flow Reduce miles and cost per mile Improve inventory turns SG&A - Sales Optimize sales channels by selective insourcing and digitization SG&A - T&R Streamline and digitize title and registration process Reduce transaction cost per unit SG&A - Marketing Improve marketing effectiveness, ROI, and drive conversion Reduce marketing cost per unit SG&A - Fixed Grow fixed cost slower than revenue Reduce fixed cost per unit 4 strategic initiatives designed to build profitable business model

72 key unit economic driver goals We believe our 4 strategic initiatives can improve unit economics beginning in 2022 and annually as we drive towards our long-term goals p&1 item improvement goals levers mid-term long-term Ecommerce Vehicle GPPU $1,100 $1,200 - $1,300 Pricing and assortment optimization Product GPPU $700 $1,200 - $1,300 UACC, new value-added products and increase attach rates Total GPPU Improvement Goal $1,800 $2,400 - $2,600 Logistics $800 $1,000 - $1,300 Reduce miles & cost-per-mile, improve inventory turns Selling, titling & registration $1,300 $1,500 - $1,700 Insource, digitize Marketing $700 $800 - $1,100 Efficiency mix shift Fixed $1,300 $1,800 - $2,500 Grow fixed costs at lower rate than sales growth Total SG&A Reduction Goal $4,100 $5,100 - $6,600 All metrics denominated in Ecommerce Units goal: significant gppu and sg&a per unit improvement

73 mid to long-term financial goals 4 strategic initiatives intended to build a profitable business model estimated impact on p&1 per unit actuals fy 2021 q1 2022 Ecommerce vehicle gross profit $1,108 $595 Ecommerce product gross profit 1,098 1,168 Total ecommerce gross profit $2,206 $1,763 SG&A (1) (7,334) (9,364) All other 573 565 Adjusted EBITDA ex. UACC ($4,555) ($7,036) securitization (2) UACC securitization - 1,521 Adjusted EBITDA (2) ($4,555) ($5,515) Adjusted EBITDA margin -11% -12% + per unit improvement goals from q1 2022 mid-term long-term low high $1,100 $1,200 $1,300 700 1,200 1,300 $1,800 $2,400 $2,600 4,100 5,100 6,600 613 573 454 $6,513 $8,073 $9,654 (997) (1,245) (1,450) $5,516 $6,828 $8,204 - - - = per unit future goal mid-term long-term low high $1,695 $1,795 $1,895 1,868 2,368 2,468 $3,563 $4,163 $4,363 (5,264) (4,264) (2,764) 1,178 1,138 1,019 ($523) $1,037 $2,618 524 276 71 $1 $1,313 $2,689 0% 5% 10% Note: $ in thousands excluding per unit data 1. 1Q 2022 SG&A of $188 million adjusted for transaction costs of $6 million. 2. EBITDA and Adjusted EBITDA are non-GAAP measures. For a definition of EBITDA and Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see the appendix.

74 vroom q&a

75 vroom appendix

76 non-gaap reconciliations - adjusted ebitda We calculate EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense and we calculate Adjusted EBITDA as EBITDA adjusted to exclude acquisition related costs, change in fair value of finance receivables, goodwill impairment charges, the one-time, IPO related acceleration of non-cash stock-based compensation expense, and the one-time, IPO related non-cash revaluation of a preferred stock warrant. EBITDA and Adjusted EBITDA are supplemental performance measures that our management team uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes. EBITDA and Adjusted EBITDA are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss, which is the most directly comparable U.S. GAAP measure: Three Months Ended March 31, 2022 Year Ended December 31, 2022 2021 2020 2019 2018 Net loss $ (310,459) $ (370,911) $ (202,799) $ (142,978) $ (85,178) Adjusted to exclude the following: Interest expense 9,380 21,948 9,656 14,596 8,513 Interest income (3,952) (10,341) (5,896) (5,607) (3,135) (Benefit) provision for income taxes (23,240) 754 84 168 229 Depreciation and amortization expense 7,895 13,215 4,654 6,157 6,932 EBITDA $ (320,376) $ (345,335) $ (194,301) $ (127,664) $ (72,639) Acquisition related costs 5,653 5,090 2,080 — — Change in fair value of finance receivables 5,621 — — — — Goodwill impairment charge 201,703 — — — — One-time IPO related acceleration of non-cash stock-based — — 1,262 — — One-time IPO related non-cash revaluation of preferred stock warrant — — 20,470 — — Adjusted EBITDA $ (107,399) $ (340,245) $ (170,489) $ (127,664) $ (72,639)

77 non-gaap reconciliations - adjusted ebitda margin We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. The computation of Adjusted EBITDA Margin is as follows: Three Months Ended March 31, 2022 2021 2020 Year Ended December 31, 2019 2018 (in thousands) Adjusted EBITDA $ (107,399) $ (340,245) $ (170,489) $ (127,664) $ (72,639) Revenue 923,775 3,184,255 1,357,700 1,191,821 855,429 Adjusted EBITDA Margin -11.6% -10.7% -12.6% -10.7% -8.5%

78 pre-tax roe (uacc) UACC Pre-tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in UACC consolidated GAAP financial statements. We calculate Pre-Tax ROE as income before provision for income tax divided by equity. We believe that UACC Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the UACC investment over time. Pre-tax ROE is not a measure of financial performance under U.S. GAAP and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. The computation of pre-tax ROE is as follows: Year Ended 2021 2020 2019 2018 (in thousands) UACC net income $ 38,464 $ 12,625 $ 10,530 $ 4,741 UACC Provision for income taxes 12,445 3,706 3,094 1,895 UACC income before provision for income tax $ 50,910 $ 16,332 $ 13,624 $ 6,636 UACC Total stockholders’ equity 113,662 75,198 62,279 51,748 UACC Pre-tax ROE 44.8% 21.7% 21.9% 12.8%

79 available liquidity (uacc) We calculate UACC's available liquidity as cash and cash equivalents (excluding restricted cash) less cash in transit plus cash that can be drawn down on from our warehouse credit facilities by pledging eligible finance receivables. We believe reporting available liquidity provides investors with a measure of capacity of funds to support the UACC business and lending activities. UACC available liquidity is reconciled to UACC's cash and cash equivalents which is the most directly comparable U.S. GAAP financial measure. Available liquidity is not a measure of financial performance under U.S. GAAP and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. The computation of available liquidity is as follows: Three Months Ended Year Ended March 31, December 31, 2022 2021 2020 2019 2018 (in thousands) UACC Cash and cash equivalent $ 10,736 $ 3,556 $ 4,039 $ 4,495 $ 4,369 Cash in transit from (to) UACC 1,866 (698) (2,265) (3,465) (1,997) Unencumbered finance receivables 107,599 74,191 41,196 30,972 27,440 UACC available liquidity $ 120,201 $ 77,048 $ 42,969 $ 32,002 $ 29,812

80 ebitda (uacc) We calculate UACC EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense. UACC EBITDA is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because UACC EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. UACC EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. The following table presents a reconciliation of UACC EBITDA to UACC net income, which is the most directly comparable U.S. GAAP measure: Year Ended 2021 2020 2019 2018 UACC net income $ 38,464 $ 12,625 $ 10,530 $ 4,741 Adjusted to exclude the following: Interest expense 3,658 6,225 6,020 4,627 Interest income (8) (137) (868) (621) Provision for income taxes 12,445 3,706 3,094 1,895 Depreciation and amortization expense 1,687 1,367 1,247 1,330 EBITDA $ 56,246 $ 23,786 $ 20,023 $ 11,972